Equity	12 Months Ended
Dec. 31, 2024
Equity [Abstract]
Equity	Equity
Share repurchase programs
The following table presents our share repurchase programs for the year ended December 31, 2024 and 2023:

Program approval date	Program end date	Authorized amount	Program completion date
March 2023	September 30, 2023	$500,000	March 13, 2023
April 2023	September 30, 2023	500,000	September 14, 2023
July 2023	December 31, 2023	500,000	September 14, 2023
September 2023	December 31, 2023	650,000	November 16, 2023
October 2023	March 31, 2024	500,000	January 12, 2024
December 2023	March 31, 2024	250,000	March 8, 2024
February 2024	September 30, 2024	500,000	August 5, 2024
May 2024	December 31, 2024	500,000	November 14, 2024
September 2024	December 31, 2025	500,000	Not yet completed
During the year ended December 31, 2024, we repurchased an aggregate of 16.8 million of our ordinary shares under our share repurchase programs at an average price of $87.80 per ordinary share.
During the year ended December 31, 2023, we repurchased an aggregate of 44.3 million of our ordinary shares under our share repurchase programs at an average price of $59.09 per ordinary share, including the repurchase of 36.4 million of our ordinary shares from GE.
During the year ended December 31, 2024, our Board of Directors cancelled 11.0 million ordinary shares which were acquired through the share repurchase programs in accordance with the authorizations obtained from the Company’s shareholders.
During the year ended December 31, 2023, our Board of Directors cancelled 34.8 million ordinary shares which were acquired through the share repurchase programs in accordance with the authorizations obtained from the Company’s shareholders.
Between January 1, 2025 and February 21, 2025, we repurchased an aggregate of 1.5 million of our ordinary shares under our share repurchase programs at an average price of $94.73 per ordinary share.
In February 2025, our Board of Directors approved a share repurchase program authorizing total repurchases of up to $1 billion of AerCap ordinary shares through December 31, 2025. Refer to Note 33—Subsequent events for further details.
Dividends on ordinary shares
In May 2024, we adopted a dividend policy pursuant to which we intend to pay quarterly cash dividends on our ordinary shares in an aggregate annual amount of approximately $200 million, or approximately $50 million per quarter, subject to quarterly approval by our Board of Directors.
Our Board of Directors declared an inaugural quarterly cash dividend of $0.25 per share, which was paid on June 13, 2024, to shareholders of record as of the close of business on May 22, 2024. In July 2024, our Board of Directors declared a quarterly cash dividend of $0.25 per share, which was paid on September 5, 2024, to shareholders of record as of the close of business on August 14, 2024. In October 2024, our Board of Directors declared a quarterly cash dividend of $0.25 per share, which was paid on December 5, 2024, to shareholders of record as of the close of business on November 13, 2024. We expect to pay a cash dividend on a quarterly basis going forward, subject to the Board’s consideration of, among other things, market conditions and our financial performance, distributable reserves and cash flows.
18. Equity (Continued)
In February 2025, our Board of Directors declared a quarterly cash dividend of $0.27 per share, with a payment date of April 3, 2025, to shareholders of record as of the close of business on March 12, 2025.
Non-controlling interest
During the year ended December 31, 2023, we redeemed Market Auction Preferred Stock (“MAPS”), previously recognized within non-controlling interest. The MAPS were redeemed for par value of $100 million. The difference between the par value of $100 million and the carrying value of $77 million was reflected as an adjustment to additional paid-in capital.